Exhibit 99.1 Arvinas and Pfizer Enter into a Transaction with Rigel Pharmaceuticals for the Exclusive Global Rights of VEPPANU (vepdegestrant) – Arvinas and Pfizer to receive $85 million in upfront and transition payments with potential for additional $320 million in development, regulatory, and commercial milestones and tiered royalites on net sales – NEW HAVEN, Conn., May 12, 2026 — Arvinas, Inc. (Nasdaq: ARVN), a biotechnology company creating a new class of drugs based on targeted protein degradation, and Pfizer Inc. (NYSE: PFE) have entered into a license agreement with Rigel Pharmaceuticals, Inc., a commercial stage biotechnology company focused on hematologic disorders and cancer, for the exclusive global development, manufacturing, and commercialization rights for VEPPANU™ (vepdegestrant). VEPPANU is the first U.S. Food and Drug Administration (FDA) approved PROteolysis TArgeting Chimera (PROTAC), a type of heterobifunctional protein degrader. Under the terms of the agreement, Arvinas and Pfizer will receive an upfront payment of $70 million and an additional $15 million upon successful completion of select development and manufacturing transition activities, to be distributed evenly between Arvinas and Pfizer. Arvinas and Pfizer will also be eligible to receive up to $320 million in future development, regulatory, and commercial milestone payments, as well as tiered royalties on net sales in the mid-teens to mid-20s, distributed evenly between Arvinas and Pfizer. Rigel will be responsible for the launch and commercialization of VEPPANU in the U.S. and will own global rights with the ability to sublicense to potential partners to further develop and commercialize VEPPANU outside of the U.S. Arvinas and Pfizer will be entitled to a percentage of sublicensing revenue generated outside the U.S. Arvinas and Pfizer will continue to be responsible for current ongoing development activities and Rigel will contribute up to $40 million towards these activities. “We are pleased to announce the selection of Rigel, a partner with an established oncology organization, to help unlock the commercial potential of VEPPANU and provide access to patients as efficiently as possible,” said Randy Teel, Ph.D., President and Chief Executive Officer. “For patients living with ESR1-mutant, ER+/HER2- advanced breast cancer, there remains a significant need for new treatment options. VEPPANU represents a meaningful innovation in the way the disease is treated, and we are excited that Rigel is committed to making it available to patients who can benefit from it. At the same time, this agreement allows us to invest in the next wave of innovation across our early-stage pipeline while maintaining a strong and disciplined approach to our cash runway.”

Closing of the transaction is subject to the parties’ receipt of any necessary consents or approvals, including the expiration or termination of the waiting period under the Hart-Scott- Rodino Antitrust Improvements Act of 1976, as amended. BofA Securities, Inc. is acting as the exclusive financial advisor to Arvinas. VEPPANU is approved in the U.S. for the treatment of adults with estrogen receptor-positive (ER+)/human epidermal growth factor receptor 2-negative (HER2-), estrogen receptor 1 (ESR1)- mutated advanced or metastatic breast cancer, as detected by an FDA-authorized test, with disease progression following at least one line of endocrine therapy. On May 8, 2026, the National Comprehensive Cancer Network® (NCCN®) added vepdegestrant (VEPPANU) to the latest NCCN Clinical Practice Guidelines in Oncology (NCCN Guidelines®) for Breast Cancer. Vepdegestrant (VEPPANU) was added as a Category 2A treatment option for patients with hormone receptor (HR)-positive/HER2-negative, ESR1-mutated advanced or metastatic breast cancer after at least one line of endocrine therapy + cyclin-dependent kinase (CDK) 4/6 inhibitor.* *NCCN makes no warranties of any kind whatsoever regarding their content, use, or application and disclaims any responsibility for their application or use in any way. About VEPPANU VEPPANU (vepdegestrant) is an orally bioavailable PROteolysis TArgeting Chimera (PROTAC), estrogen receptor degrader approved in the U.S. for use as a monotherapy in the treatment of adults with estrogen receptor–positive (ER+), human epidermal growth factor receptor 2– negative (HER2-), ESR1-mutated advanced or metastatic breast cancer, as detected by an FDA- authorized test, with disease progression following at least one line of endocrine therapy. About Arvinas Arvinas (Nasdaq: ARVN) is a biotechnology company dedicated to improving the lives of patients suffering from debilitating and life-threatening diseases. Through its PROTAC (PROteolysis TArgeting Chimera) protein degrader platform, Arvinas is pioneering the development of protein degradation therapies designed to harness the body’s natural protein disposal system to selectively and efficiently degrade and remove disease-causing proteins. Arvinas, with its partner Pfizer, developed the first U.S. Food and Drug Administration (FDA) approved PROTAC, a type of heterobifunctional protein degrader. Arvinas is currently progressing multiple investigational drugs through clinical development programs, including ARV-102, targeting LRRK2 for neurodegenerative disorders; ARV-806, targeting KRAS G12D for mutated cancers, including pancreatic, colorectal, and non-small cell lung cancers; ARV-393, targeting BCL6 for relapsed/refractory non-Hodgkin Lymphoma; and

ARV-027, targeting the polyglutamine-expanded androgen receptor, or polyQ-AR, in skeletal muscle. Arvinas is headquartered in New Haven, Connecticut. For more information about Arvinas, visit www.arvinas.com and connect on LinkedIn and X. Forward-Looking Statements This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements regarding: Arvinas’ belief in the potential of PROTAC degraders; the closing of the transaction with Rigel, the receipt of upfront, transition, milestone, and royalty payments in connection with the transaction and the future commercialization and further development of VEPPANU; the receipt of any payments tied to a percentage of sublicensing revenue generated outside the U.S.; and Arvinas’ plans with respect to progressing multiple investigational drugs through clinical development programs, including ARV-102, ARV-806, ARV- 393, and ARV-027. All statements, other than statements of historical fact, contained in this press release, including statements regarding Arvinas’ strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “target,” “goal,” “potential,” “will,” “would,” “could,” “should,” “look forward,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Arvinas may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on such forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements Arvinas makes as a result of various risks and uncertainties, including but not limited to: the satisfaction or waiver of the closing conditions set forth in the license agreement with Rigel; each party’s performance of its obligations under the license agreement; whether Rigel will be able to successfully commercialize VEPPANU, or conduct and complete further development of VEPPANU; whether VEPPANU will be commercially available when expected; the potential demand and market potential and acceptance of, VEPPANU, including estimates regarding the potential market opportunity; the competitive landscape for VEPPANU; risks related to expectations regarding the potential clinical benefit of VEPPANU to patients; the risk that any regulatory approval may be subject to significant limitations on use or subject to withdrawal or other adverse actions by the applicable regulatory authority; the uncertainties inherent in research and development, including clinical trial results; regulatory actions or delays or government regulation generally; Arvinas’ ability to protect its intellectual property portfolio; Arvinas’ reliance on third parties; whether Arvinas will be able to raise capital when needed; whether Arvinas’ cash and cash equivalent resources will be sufficient to fund its foreseeable and unforeseeable operating expenses and capital expenditure requirements; and other important factors discussed in the “Risk Factors” section of Arvinas’ Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent other reports on file with the U.S. Securities and Exchange Commission. The forward-looking statements contained in this press release reflect Arvinas’ current views with respect to future events, and Arvinas assumes no obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements should not be relied upon as representing Arvinas’ views as of any date subsequent to the date of this release. VEPPANU is a trademark of Arvinas Operations, Inc. Contacts Investors: Jeff Boyle +1 (347) 247-5089 Jeff.Boyle@arvinas.com Media: Alyssa Kuciunas +1 (331) 481-3751 Alyssa.Kuciunas-c@arvinas.com